As filed with the Securities and Exchange Commission on May 30, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2014

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2014	3

Chairman’s Letter

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the semi-annual report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the six-month period ending March 31, 2014. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2014

4	DoubleLine Income Solutions Fund

Financial Markets Highlights

Agency Mortgage Backed Securities (Agency MBS)

For the six-month period ending March 31, 2014, the Agency MBS sector had a return of 1.16% according to the Barclays U.S. MBS Index. This return included a price return of -0.55% which was similar to that of the U.S. Treasury sector. During this six-month period, the duration of Agency MBS has stayed fairly constant and close to an all-time high level. As of March 31, 2014, the duration of the Barclays U.S. MBS Index was 5.5 years and the highest level it got to during this six-month reporting period was 5.7 years back in November. This longer duration means that the sector has more volatility with regard to rate movements than it historically has. Within the MBS sector, higher coupon mortgages outperformed lower coupon mortgages and 15-year mortgages outperformed 30-year mortgages during the period. This was due to rates rising across the curve and lower coupon mortgages and 30-year mortgages having more duration than higher coupon mortgages and 15-year mortgages. For the six-month reporting period gross issuance decreased every month going from $125 billion per month back in October 2013 to $51 billion per month in March 2014. This reduction in supply is important as it comes during an environment where the Federal Reserve (the “Fed”) is “tapering” its quantitative easing (QE) program. On March 18th, the Fed announced its third tapering, bringing monthly bond purchases down to $55 billion per month (includes purchases of $25 billion in mortgage bonds), from $85 billion last December before the first taper.

Non-Agency Mortgage Backed Securities (Non-Agency MBS)

Trading volume in the non-Agency MBS sector slowed going into the end of 2013 and persisted into the first quarter of 2014. Portfolio liquidations accounted for a large portion of the bid list volume. Despite some concerns of rising interest rates and the potential for bond fund redemptions, trading levels were strong with participation from a broad buyer base. Supply technicals were the primary driver of the continued rally, but housing fundamentals continued to improve. Home price appreciation over the six-month period was 5.7% according to the S&P/Case-Shiller 20-City Home Price Index. Total volume (current face) of all non-Agency MBS bid lists for the past six-month reporting was $84 billion. Rising mortgage rates have put some pressure on housing affordability and prepayment rates, but increased home prices and an improving economy have kept delinquency and default rates on a downward trend. Prepayments across all sectors remain faster than historical speeds on average, but the sharp rise in rates and naturally occurring refinancing burnout have caused prepayment speeds to slow relative to the speeds observed during the previous year. During the six-month period, liquidations have also declined across all sectors, with the exception of a significant spike in liquidations in late March 2014 caused by the reclassification of forbearance modifications. Trading volume within the ABX Indices has declined within the past year, but they continue to be a reasonable proxy for the subprime mortgage backed bond market. For the six-month period ending March 31, 2014, the ABX 2006-2 AAA returned 8.9%. Beaten down sectors such as the subprime sector were more levered to a recovering housing market and thus outperformed in the face of a sustained housing rebound. Cleaner collateral, such as prime and Alt-A, also performed favorably posting total returns of approximately 5.5% and 4.5%, respectively, over the period.

Emerging Markets Debt (EM Debt)

Over the six-month period ending March 31, 2014, performance across all Emerging Market (EM) Fixed Income sectors has been marked by improving risk sentiment and a moderation of outflows leaving the EM asset class. EM investors have remained cautiously optimistic following the Federal Reserve’s decision in December to begin scaling back its asset purchases known as QE. Performance, however, has been differentiated across credits fundamentals and governments’ ability to convince investors they are committed to improving the macroeconomic outlook of their countries. Over this six-month period, despite some intra-month volatility, 10-year U.S. Treasury yields rose a moderate 0.11% to 2.72% at the end of March 2014 from 2.61% at September 2013 month end. EM dollar denominated corporate and sovereign debt outperformed EM local currency government bonds as investors seemed to prefer the dollar safe haven due to lingering tail risks of a China credit bubble and geopolitical tensions in Eastern Europe. EM currencies broadly depreciated against the U.S. dollar and many central banks were forced to raise local rates to stem growing inflation pressures.

Bank Loans

For the six-month period ending March 31, 2014, the S&P/LSTA Leveraged Loan Index returned 2.91%. Single-B loans returned 3.16%, outperforming BB-rated returns of 1.88%. Notable outperformers by industry were Publishing (+5.80%), Utilities (+5.52%) and Media (+4.28%). Underperforming industries were Food Service (-.66%), Cosmetics-Toiletries (+1.69%) and Leisure (+2.66%).

Semi-Annual Report	March 31, 2014	5

Financial Markets Highlights  (Cont.)

High Yield

For the six-month period ending March 31, 2014, the Citi High-Yield Cash-Pay Capped Index returned 6.40%. Longer-maturity bonds outperformed shorter ones, with those maturing in 10 years or more returning 10.11% while the 1-7 year category returned 5.34%. Credit quality did not have much effect on returns, with a narrow band of 6.30% for BB-rated issues, 6.40% for B-rated and 6.66% for CCC-rated. Notable outperformers by industry were Paper & Forest Products (+10.14%), Tower (+9.28%), Publishing (+9.12%), and Airlines (+9.02%). Underperforming industries were Wireless (-3.62%), Restaurants (+1.69%), Retail Stores-Other (+4.16%), and Gaming (+4.82%).

Collateralized Loan Obligations (CLOs)

CLO issuance ended 2013 with a very active fourth quarter. Issuance slowed considerably in January as managers waited for more clarity on the regulatory front in regards to the Volcker Rule, risk retention and liquidity coverage ratios. The market was initially concerned about future forced selling from banks, mostly due to Volcker Rule implications, which also brought new CLO issuance to only $2.5 billion in January. The January U.S. CLO monthly supply hit its lowest level since the middle of 2012. Since the first month of the year, there has been positive momentum on the regulatory front which brought a surge of newly issued deals. Forty-seven new deals were issued in the first quarter of the year totaling to $23.1 billion with $20 billion of that total issued in the month of March alone, surpassing 2013’s high in November. Retail loan funds continued to see strong demand, with positive inflows for 91 straight weeks, and with loan fund assets under management rising to approximately equal the outstanding balance of post-crisis deals. The elevated pace of retail fund flows into loan funds did slow in March; however, these funds have grown to hold 31.5% of the CLO primary market in 2013, even though they historically held only 15-20%. While most of the fixed income market suffered from volatility due to a rise in interest rates over the latter half of 2013, CLOs were largely insulated. In fact, the sector did not widen until the start of 2014.

Commercial Mortgage-Backed Securities (CMBS)

Over the six-month period ending March 31, 2014, the CMBS sector largely underperformed broader credit markets as attention was garnered towards much larger sectors such as investment grade corporate despite CMBS displaying improvement in fundamentals. As such, Barclays U.S. CMBS Index returned 1.8% compared to investment grade corporate at 4.1%. In terms of the secondary market, trading activity was rather muted going into the end of the year as investors remained on the sidelines with limited conviction for spread products given the strong rally in equities. Despite this, the pace of new issuance remained strong into year-end, ending the year at $83 billion of deals brought to market. We continue to remain cautiously optimistic in CMBS and continue to see relative value in this sector due to a combination of recent underperformance as well as a robust improvement in commercial real estate fundamentals. During the six-month period ending March 31, 2014, the CMBS portion of the Barclays U.S. Aggregate Bond Index returned 1.63% versus 0.86% for the broader index. On the new issue front, non-Agency CMBS issuance was up by $4 billion over the prior six-month period with $41 billion issued in 52 deals, an 11% increase. Delinquency rates continued to improve during the reporting period, with the overall U.S. CMBS delinquency rate ending the first quarter at 6.5%. Overall, delinquency rates have declined across all major property types over the six-month reporting period.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance

The DoubleLine Income Solutions Fund outperformed the Barclays Global Aggregate Bond Index’s return of 1.95% for the six-month period ending March 31, 2014 based on net asset value. The U.S. Treasury curve flattened with shorter term rates remaining relatively unchanged, longer term rates were lower to unchanged and the belly of the curve rose. Lower in credit quality bonds traded tighter relative to higher credit counterparts in most asset classes. High yield, which was approximately 17.5% of the portfolio as of March 31, 2014, was the best performing sector during the period as more credit sensitive securities grinded tighter against a relatively benign default environment. The high yield bonds within the Fund contributed over 12% in total return while the sector ended 2013 with a six-year low in default rate. Strong demand remains for the sector as high yield mutual fund inflows remained strong and have supported the new issue market, which in turn has helped to support pricing for the sector. The EM sector, which was roughly 45% of the portfolio as of March 31, 2014, was the next best performing sector for the six-month period returning close to 9% for the period. The EM sector was invested in U.S. dollar (USD)-denominated EM corporate credit rated primarily BB. Residential MBS (RMBS), which were approximately 20% of the portfolio as of March 31, 2014, performed well with subprime non-Agency RMBS experiencing the most price appreciation. The RMBS sleeve outperformed the Barclays U.S. MBS Index’s return of 1.16%. Both bank loans and CLOs additionally added strong returns to the Fund as both sectors have benefited from robust demand from the investment community. The Fund held approximately 10% in bank loans as of March 31, 2014, which saw strong technical conditions aided by the surge of CLO issuance in March. CLOs, which accounted for 5% of the Fund, gained traction in new issuance late in the first quarter as regulatory concerns waned. Leverage in the portfolio was accretive to the overall performance of the Fund; however, the leverage also lengthened the duration of the Fund which increased volatility.

Period Ended 3-31-2014	6-months	Since Inception (4-25-13)
Total Return based on NAV	7.53%	3.06%
Total Return based on Market Price	0.87%	-8.94%
Barclays Global Aggregate Bond Index	1.95%	1.08%

Past performance is no guarantee of future results.

Opinions expressed herein are as of March 31, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s range from the highest rating of Aaa for bonds judged to be of the highest quality subject to the lowest level of credit risk to the lowest rating of C typically for obligations that are in default, with little prospect for recovery of principal or interest. Credit ratings from Standard & Poor’s (S&P) range from the highest rating AAA, for bonds of the highest quality that offer the lowest degree of investment risk, to the lowest rating of D for bonds that are in default.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

Semi-Annual Report	March 31, 2014	7

Management’s Discussion of Fund Performance  (Cont.)

The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

ABX Indices—these Indices consists of the 20 most liquid credit default swaps (CDS) on U.S. home equity asset-backed securities (ABS) and is used to hedge asset-backed exposure or to take a position in the subprime mortgage asset class. The ABX Index has four series (06-1, 06-2, 07-1 and 07-2) with five tranches per series. The ABX 07-1 AAA Index references underlying collateral of that 2007 vintage and AAA credit quality type, just as the ABX 06-2 AAA Index references underlying collateral of the 2006 vintage and AAA credit quality type.

Barclays U.S. Aggregate Bond Index—this Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Barclays U.S. CMBS Index—this Index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays U.S. MBS Index—this Index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Citi High-Yield Cash-Pay Capped Index—the Index represents the cash-pay securities of the Citigroup High-Yield Market Capped Index, which represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at $5 billion par amount outstanding.

Duration—duration is a measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

S&P/Case-Shiller 20-City Composite Home Price Index—this Index measures the value of residential real estate in 20 metropolitan areas of the U.S. It is included in the S&P/Case-Shiller Home Price Index Series which seeks to measure changes in the total value of all existing single-family housing stock.

S&P/LSTA Leveraged Loan Index—capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this Index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 14.2%
8,009,500	AI Chem & CY SCA, Senior Secured 2nd Lien Term Loan	8.25%	#	04/03/2020	8,169,690
490,649	Alinta Energy Finance Pty Ltd., Senior Secured 1st Lien Delayed-Draw Term Loan, Tranche B	0.50%	#&	08/13/2018	498,622
7,462,421	Alinta Energy Finance Pty Ltd., Senior Secured 1st Lien Term Loan, Tranche B	6.38%	#	08/13/2019	7,583,685
10,000,000	Allflex Holdings, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	8.00%	#	07/17/2021	10,162,500
8,000,000	American Renal Holdings, Inc., Senior Secured 2nd Lien Delayed-Draw Term Loan	8.50%	#	02/14/2020	8,065,000
1,900,000	Applied Systems, Inc., Secured 2nd Lien Term Loan, Tranche B	7.50%	#	01/24/2022	1,936,813
8,970,000	Arysta Lifescience LLC, Guaranteed Secured 2nd Lien Term Loan	8.25%	#	11/30/2020	9,138,187
6,000,000	Asurion LLC, Senior Secured 2nd Lien Term Loan	8.50%	#	03/03/2021	6,213,750
8,955,000	Atlas Energy LP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	07/31/2019	9,212,456
7,900,000	BBTS Borrower LP, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	7.75%	#	06/04/2019	7,991,364
10,000,000	Berlin Packaging LLC, Secured 2nd Lien Term Loan	8.75%	#	04/02/2020	10,275,000
3,491,250	BMC Software Finance, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	09/10/2020	3,501,846
8,000,000	Brock Holdings, Inc., Secured 2nd Lien Term Loan	10.00%	#	03/16/2018	8,125,000
10,000,000	Capital Automotive LP, Guaranteed Senior Secured 2nd Lien Term Loan	6.00%	#	04/30/2020	10,262,500
6,120,637	Cetera Financial Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B	6.50%	#	08/07/2019	6,143,589
9,848,654	Clondalkin Acquisition BV, Senior Secured 1st Lien Term Loan, Tranche B	4.50%	#	05/29/2020	9,918,432
7,950,000	Drillships Financing Holding, Inc., Guaranteed Senior Secured 1st Lien Term Loan, Tranche B1	6.00%	#	03/31/2021	8,118,938
9,947,483	Emerald Expositions Holding, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.50%	#	06/17/2020	10,042,830
7,985,222	Fieldwood Energy LLC, Senior Secured 2nd Lien Term Loan	8.13%	#	09/30/2020	8,337,090
6,250,000	Filtration Group, Inc. Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	11/19/2021	6,403,656
2,000,000	Flexera Software LLC, Secured 2nd Lien Term Loan	8.25%	#	03/31/2021	1,990,000

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,444,444	Four Seasons Holdings, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	6.25%	#	12/28/2020	3,509,028
950,000	Ikaria, Inc., Senior Secured 2nd Lien Term Loan, Tranche B	8.75%	#	02/14/2022	966,625
2,850,000	IMG Worldwide, Inc., Senior Secured 2nd Lien Term Loan	8.25%	#	03/21/2022	2,884,742
8,500,000	Ion Trading Technologies Ltd., Senior Secured 2nd Lien Term Loan, Tranche B	8.25%	#	05/21/2021	8,631,028
9,925,044	KIK Custom Products, Inc., Guaranteed Senior Secured 1st Lien Term Loan	5.50%	#	04/29/2019	9,921,967
9,927,487	Learning Care Group, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.75%	#	05/08/2019	9,983,379
10,000,000	Mitchell International, Inc., Guaranteed Senior Secured 2nd Lien Term Loan	8.50%	#	10/11/2021	10,256,250
3,985,929	National Financial Partners Corporation, Guaranteed Senior Secured 1st Lien Term Loan, Tranche B	5.25%	#	07/01/2020	4,017,079
4,750,000	National Vision, Inc., Secured 2nd Lien Term Loan	6.75%	#	03/11/2022	4,779,688
8,000,000	Nuveen Investments, Inc., Guaranteed Secured 2nd Lien Term Loan	6.50%	#	02/28/2019	8,035,000
1,995,000	P2 Upstream Acquisition Company, Guaranteed Senior Secured 1st Lien Term Loan	5.00%	#	10/30/2020	2,014,950
7,000,000	P2 Upstream Acquisition Company, Guaranteed Senior Secured 2nd Lien Term Loan	9.00%	#	04/30/2021	7,144,375
7,925,000	Performance Food Group, Inc., Senior Secured 2nd Lien Term Loan	6.25%	#	11/14/2019	8,057,070
5,000,000	PharMEDium Healthcare Corporation, Senior Secured 2nd Lien Term Loan	7.75%	#	01/28/2022	5,075,000
5,348,871	Polyconcept Finance BV, Senior Secured 1st Lien Term Loan, Tranche A1	6.00%	#	06/28/2019	5,348,871
10,000,000	Ranpak Corporation, Guaranteed Secured 2nd Lien Term Loan	8.50%	#	04/23/2020	10,237,500
2,375,000	RCS Capital Corporation, Guaranteed Senior Secured 2nd Lien Term Loan	9.67%	#	03/31/2021	2,448,233
10,000,000	Royal Adhesives & Sealants LLC, Senior Secured 2nd Lien Term Loan	9.75%	#	01/31/2019	10,275,000
5,580,000	Sedgwick, Inc., Senior Secured 2nd Lien Term Loan	6.75%	#	02/28/2022	5,564,320
9,950,000	Springer Science + Business Media GmbH, Senior Secured 1st Lien Term Loan, Tranche B2	5.00%	#	08/14/2020	9,981,094
9,900,000	Teine Energy Ltd., Senior Secured 2nd Lien Term Loan	7.50%	#	05/17/2019	10,048,500
9,923,212	Univar, Inc., Senior Secured 1st Lien Term Loan, Tranche B	5.00%	#	06/30/2017	9,910,114

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	9

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
8,190,000	US Renal Care, Inc., Guaranteed Senior Secured 2nd Lien Term Loan, Tranche B1	8.50%	#	07/03/2020	8,333,325
2,828,571	Vince LLC, Senior Secured 1st Lien Term Loan, Tranche B	6.00%	#	11/27/2019	2,867,464
9,000,000	Wildhorse Resources LLC, Senior Secured 2nd Lien Term Loan	7.50%	#	12/13/2018	9,180,000
10,220,343	WNA Holdings, Inc., Senior Secured 2nd Lien Term Loan	8.50%	#	12/07/2020	10,424,749

	Total Bank Loans (Cost $327,012,090)				331,986,299

COLLATERALIZED LOAN OBLIGATIONS 7.2%

	Apidos Ltd.,C
3,000,000	Series 2012-9A-D	5.24%	#^	07/15/2023	3,023,766

	ARES Ltd.,
3,602,857	Series 2007-12A-E	5.98%	#^	11/25/2020	3,603,906
3,500,000	Series 2012-3A-E	5.99%	#^	01/17/2024	3,476,390
1,650,000	Series 2014-1A-D	5.03%	#^	04/17/2026	1,516,416

	Avalon Capital Ltd.,
2,300,000	Series 2012-1A-C	3.84%	#^	04/17/2023	2,311,515
4,000,000	Series 2012-1A-D	5.24%	#^	04/17/2023	4,019,999

	Babson, Inc.,
2,989,751	Series 2005-2A-D1	4.74%	#^	07/20/2019	2,994,619

	BlueMountain Ltd.,
740,000	Series 2012-1A-E	5.74%	#^	07/20/2023	732,454
2,250,000	Series 2012-2A-D	4.33%	#^	11/20/2024	2,252,190
7,000,000	Series 2012-2A-E	5.33%	#^	11/20/2024	6,711,183

	Brookside Mill Ltd.,
4,500,000	Series 2013-1A-D	3.29%	#^	04/17/2025	4,250,934

	Canyon Capital Ltd.,
6,500,000	Series 2012-1A-D	4.54%	#^	01/15/2024	6,534,870

	Carlyle Global Market Strategies Ltd.,
3,000,000	Series 2012-1A-D	4.39%	#^	04/20/2022	3,015,535
3,500,000	Series 2013-2A-D	3.99%	#^	04/18/2025	3,452,637

	Cent Ltd.,
3,000,000	Series 2013-17A-D	6.24%	#^	01/30/2025	3,004,354
4,750,000	Series 2013-18A-D	3.69%	#^	07/23/2025	4,613,804
8,500,000	Series 2013-18A-E	4.84%	#^	07/23/2025	7,797,418

	Central Park Ltd.,
6,250,000	Series 2011-1A-F	5.54%	#^	07/23/2022	5,859,021

	Dryden Senior Loan Fund,
9,750,000	Series 2012-24A-F	6.74%	#^	11/15/2023	9,609,443
4,000,000	Series 2013-30A-D	3.44%	#^	11/15/2025	3,846,201

	Flatiron Ltd.,
2,000,000	Series 2012-1X-D	5.74%	#	10/25/2024	1,966,081

	Galaxy Ltd.,
1,985,000	Series 2012-14A-D	4.64%	#^	11/15/2024	2,000,442
2,750,000	Series 2012-14X-E	5.64%	#	11/15/2024	2,702,337

	Halcyon Loan Advisors Funding Ltd.,
2,000,000	Series 2012-1A-D	5.74%	#^	08/15/2023	1,966,385

	LCM LP,
3,100,000	Series 14A-D	3.74%	#^	07/15/2025	3,012,659
3,500,000	Series 14A-E	4.89%	#^	07/15/2025	3,261,293
3,500,000	Series 14A-F	5.39%	#^	07/15/2025	3,170,147

	Magnetite Ltd.,
7,000,000	Series 2012-6A-E	5.98%	#^	09/15/2023	6,998,120
9,500,000	Series 2012-7A-D	5.49%	#^	01/15/2025	9,242,427

	Marea Ltd.,
9,500,000	Series 2012-1A-E	6.34%	#^	10/16/2023	9,537,387

	North End Ltd.,
5,000,000	Series 2013-1A-D	3.74%	#^	07/17/2025	4,871,585

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Octagon Investment Partners Ltd.,
2,000,000	Series 2013-1A-D	3.59%	#^	07/17/2025	1,939,244
9,500,000	Series 2013-1A-E	4.74%	#^	07/17/2025	8,803,795

	Venture Ltd.,
1,000,000	Series 2012-10A-D	4.44%	#^	07/20/2022	1,002,482
3,000,000	Series 2012-12A-E	5.53%	#^	02/28/2024	2,889,724
4,000,000	Series 2013-14A-D	3.98%	#^	08/28/2025	3,878,079

	WhiteHorse Ltd.,
7,000,000	Series 2012-1A-B1L	4.49%	#^	02/03/2025	6,997,409
1,250,000	Series 2012-1A-B2L	5.49%	#^	02/03/2025	1,196,821
1,600,000	Series 2012-1A-B3L	6.74%	#^	02/03/2025	1,534,677
3,250,000	Series 2013-1A-B1L	3.94%	#^	11/24/2025	3,198,067
2,500,000	Series 2013-2A-D	3.84%	#^	01/18/2026	2,394,739
2,500,000	Series 2013-2A-E	4.99%	#^	01/18/2026	2,285,333

	Total Collateralized Loan Obligations (Cost $166,425,534)				167,475,888

FOREIGN CORPORATE BONDS 66.6%
22,000,000	Aeropuertos Dominicanos	9.25%	‡	11/13/2019	18,810,000
21,080,000	AES Andres Dominicana Ltd.	9.50%	‡	11/12/2020	22,529,250
8,000,000	AES El Salvador Trust	6.75%	^‡	03/28/2023	7,480,000
16,285,000	AES El Salvador Trust	6.75%	‡	03/28/2023	15,226,475
3,069,000	Agrokor D.D.	8.88%		02/01/2020	3,357,486
10,449,000	Ajecorp B.V.	6.50%	‡	05/14/2022	10,213,898
14,900,000	Alfa Bond Issuance	7.50%	‡	09/26/2019	15,049,000
500,000	Alfa Bond Issuance	7.75%		04/28/2021	513,750
3,529,412	Ardagh Packaging Finance	7.00%	^‡	11/15/2020	3,732,353
22,000,000	Automotores Gildemeister S.A.	8.25%	‡	05/24/2021	16,500,000
11,500,000	Automotores Gildemeister S.A.	6.75%	‡	01/15/2023	7,820,000
24,000,000	Avianca Holdings S.A.	8.38%	^‡	05/10/2020	25,320,000
4,900,000	B Communications Ltd.	7.38%	^	02/15/2021	5,169,500
7,985,000	Banco ABC Brasil S.A.	7.88%	‡	04/08/2020	8,394,231
250,000	Banco Continental S.A.	7.38%	#	10/07/2040	266,562
20,562,000	Banco Davivienda S.A.	5.88%	‡	07/09/2022	20,304,975
5,200,000	Banco de Bogota S.A.	5.38%	‡	02/19/2023	5,206,500
10,000,000	Banco de Credito del Peru	6.88%	#‡	09/16/2026	10,887,500
21,999,000	Banco de Credito del Peru	6.13%	#‡	04/24/2027	22,933,958
12,265,000	Banco de Reservas de la Republica Dominicana	7.00%	^‡	02/01/2023	11,605,756
15,700,000	Banco de Reservas de la Republica Dominicana	7.00%	‡	02/01/2023	14,856,125
40,000,000	Banco do Brasil S.A.	9.25%	#‡†	04/15/2023	43,300,000
10,000,000	Banco do Estado do Rio Grande do Sul S.A.	7.38%	‡	02/02/2022	10,275,000
10,200,000	Banco GNB Sudameris S.A.	7.50%	‡	07/30/2022	10,557,000
17,855,000	Banco International del Peru S.A.A.	6.63%	# ^‡	03/19/2029	18,055,869
3,800,000	Banco International del Peru S.A.A.	8.50%	#	04/23/2070	4,075,500
2,350,000	Banco Regional SAECA	8.13%	^	01/24/2019	2,526,250
11,500,000	Bancolombia S.A.	5.13%	‡	09/11/2022	11,270,000
10,000,000	Bantrab Senior Trust	9.00%	^‡	11/14/2020	9,680,000
3,500,000	BBVA Bancomer S.A.	7.25%	‡	04/22/2020	3,889,375
24,000,000	BR Malls International Finance Ltd.	8.50%	‡†	01/21/2016	24,435,120
15,000,000	Braskem America Finance Company	7.13%	‡	07/22/2041	14,381,250
8,650,000	Braskem Finance Ltd.	7.38%	‡†	10/04/2015	8,639,187
2,848,000	C10 Capital Ltd.	6.72%	#†	12/31/2099	2,712,720
25,000,000	Cementos Progreso Trust	7.13%	^‡	11/06/2023	26,187,500
8,500,000	Cemex Espana S.A.	9.25%		05/12/2020	9,371,250
14,300,000	Cemex Finance LLC	9.38%	‡	10/12/2022	16,856,125
8,000,000	Central American Bottling Corporation	6.75%	^‡	02/09/2022	8,440,000

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2014

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,385,000	Colombia Telecomunicaciones S.A.	5.38%	‡	09/27/2022	12,168,262
5,000,000	Colombia Telecomunicaciones S.A.	5.38%	^‡	09/27/2022	4,912,500
2,600,000	Columbus International, Inc.	7.38%	^	03/30/2021	2,681,250
4,000,000	Comcel Trust	6.88%	^	02/06/2024	4,195,000
30,000,000	CorpGroup Banking S.A.	6.75%	‡	03/15/2023	29,550,000
10,404,000	Corporacion Azucarera del Peru S.A.	6.38%	‡	08/02/2022	9,480,645
1,586,941	Corporacion Durango S.A.B. de C.V.	10.00%	#	08/27/2016	1,609,158
20,495,000	Corporacion Pesquera Inca S.A.C.	9.00%	‡	02/10/2017	20,904,900
24,499,000	Cosan Overseas Ltd.	8.25%	‡†	11/05/2015	25,295,218
15,000,000	Credito Real S.A.B. de C.V.	7.50%	^‡	03/13/2019	15,600,000
4,354,000	Digicel Ltd.	7.00%	‡	02/15/2020	4,549,930
32,000,000	Digicel Ltd.	8.25%	‡	09/30/2020	34,320,000
5,000,000	Digicel Ltd.	7.13%	^	04/01/2022	5,068,750
8,100,000	ESAL GmbH	6.25%	‡	02/05/2023	7,695,000
3,900,000	ESAL GmbH	6.25%	^‡	02/05/2023	3,705,000
14,000,000	Eurasia Capital S.A.	9.38%	#‡	04/24/2020	12,950,000
24,298,000	Evraz Group S.A.	9.50%	‡	04/24/2018	24,783,960
8,000,000	Evraz Group S.A.	6.50%	‡	04/22/2020	6,760,000
15,782,000	Far East Capital Ltd. S.A.	8.75%	^‡	05/02/2020	12,941,240
5,000,000	Far East Capital Ltd. S.A.	8.75%	‡	05/02/2020	4,100,000
500,000	Gaz Capital S.A.	4.95%		02/06/2028	431,250
32,498,000	Gazprombank OJSC	7.88%	#‡†	04/25/2018	31,848,040
5,000,000	Gazprombank OJSC	7.50%	#‡	12/28/2023	4,850,000
11,228,000	GeoPark Latin America Ltd.	7.50%	‡	02/11/2020	11,677,120
2,000,000	Grupo Cementos de Chihuahua S.A.B de C.V.	8.13%		02/08/2020	2,167,500
25,160,000	Grupo Elektra S.A.B. de C.V.	7.25%	‡	08/06/2018	26,292,200
10,000,000	Grupo Famsa S.A.B. de C.V.	7.25%	^‡	06/01/2020	10,175,000
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^‡	12/18/2020	15,343,125
20,000,000	Grupo KUO S.A.B. de C.V.	6.25%	‡	12/04/2022	20,450,000
21,707,000	Grupo Papelero Scribe, S.A.	8.88%	‡	04/07/2020	21,272,860
21,000,000	Grupo Posadas S.A.B de C.V	7.88%	‡	11/30/2017	21,131,250
15,000,000	Imperial Metals Corporation	7.00%	^	03/15/2019	15,356,250
23,000,000	Industrial Senior Trust	5.50%	‡	11/01/2022	22,051,250
3,890,000	Inkia Energy Ltd.	8.38%	‡	04/04/2021	4,240,100
15,000,000	Instituto Costarricense de Electricidad	6.38%	^‡	05/15/2043	12,843,750
20,000,000	Intelsat Ltd.	7.75%	‡	06/01/2021	21,125,000
12,974,000	Intercorp Retail Trust	8.88%		11/14/2018	13,898,398
6,500,000	Itau Unibanco Holding S.A.	6.20%	‡	12/21/2021	6,898,125
7,000,000	JBS Finance Ltd.	8.25%	‡	01/29/2018	7,560,000
6,500,000	JBS Investments GmbH	7.25%	^	04/03/2024	6,500,000
10,400,000	LBC Tank Terminals Holding B.V.	6.88%	^‡	05/15/2023	11,154,000
7,800,000	Maestro Peru S.A.	6.75%	‡	09/26/2019	7,000,500
15,900,000	Magnesita Finance Ltd.	8.63%	‡†	04/05/2017	15,244,125
9,567,000	Metalsa S.A. de C.V.	4.90%	‡	04/24/2023	8,897,310
13,000,000	Mexichem S.A.B. de C.V.	6.75%	‡	09/19/2042	12,805,000
500,000	Mexico Generadora de Energia	5.50%	‡	12/06/2032	492,500
2,500,000	Millicom International Cellular S.A.	4.75%	^‡	05/22/2020	2,456,250
7,250,000	Minerva Luxembourg S.A.	8.75%	#^†	04/03/2019	7,268,125
990,000	Minerva Luxembourg S.A.	12.25%		02/10/2022	1,108,800
38,000,000	Minerva Luxembourg S.A.	7.75%	‡	01/31/2023	39,007,000

15,000,000	Nitrogenmuvek Zrt	7.88%	^‡	05/21/2020	13,837,500
36,000,000	Noble Group Ltd.	8.50%	‡†	11/01/2015	36,900,000
25,000,000	Nomos Bank	10.00%	‡	04/26/2019	24,800,000
29,000,000	OAS Financial Ltd.	8.88%	#^‡†	04/25/2018	27,332,500
16,000,000	Odebrecht Finance Ltd.	7.50%	‡†	09/14/2015	16,200,000
27,480,000	Odebrecht Finance Ltd.	7.13%	‡	06/26/2042	26,930,400
34,565,000	Pacific Rubiales Energy Corporation	7.25%	‡	12/12/2021	38,107,913

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,000,000	Pesquera Exalmar S.A.A.	7.38%	‡	01/31/2020	13,706,250
10,000,000	Petrobras Global Finance B.V.	4.38%	‡	05/20/2023	9,175,210
2,000,000	Polyus Gold International Ltd.	5.63%	^	04/29/2020	1,875,000
10,900,000	Reliance Industries Ltd.	5.88%	‡†	02/05/2018	10,000,750
4,000,000	RSHB Capital S.A.	8.50%		10/16/2023	3,900,000
20,000,000	RSHB Capital S.A.	8.50%	^‡	10/16/2023	19,500,000
2,000,000	Scotiabank Peru S.A.	4.50%	#	12/13/2027	1,840,000
5,000,000	Sistema International Funding S.A.	6.95%		05/17/2019	5,175,000
12,500,000	SMU S.A.	7.75%	‡	02/08/2020	8,687,500
27,937,000	Southern Copper Corporation	6.75%	‡	04/16/2040	28,712,028
6,600,000	Southern Copper Corporation	5.25%	‡	11/08/2042	5,683,630
2,000,000	Steel Capital S.A.	5.90%	‡	10/17/2022	1,899,960
4,500,000	TAM Capital, Inc.	9.50%	‡	01/29/2020	4,854,375
3,000,000	Telefonica Celular del Paraguay S.A.	6.75%	^	12/13/2022	3,168,750
9,620,000	Telefonica Celular del Paraguay S.A.	6.75%	‡	12/13/2022	10,161,125
6,075,000	TV Azteca S.A.B. de C.V.	7.50%	‡	05/25/2018	6,431,906
16,500,000	TV Azteca S.A.B. de C.V.	7.63%	‡	09/18/2020	17,448,750
26,000,000	Vedanta Resources PLC	8.25%	‡	06/07/2021	27,673,750
16,600,000	Vedanta Resources PLC	7.13%	^‡	05/31/2023	16,600,000
12,000,000	VimpelCom Holdings B.V.	7.50%	‡	03/01/2022	12,283,200
23,000,000	VimpelCom Holdings B.V.	5.95%	‡	02/13/2023	21,275,000
500,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	497,500
40,700,000	VTB Capital S.A.	9.50%	#‡†	12/06/2022	40,801,750

	Total Foreign Corporate Bonds (Cost $1,607,575,110)				1,551,104,853

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 6.6%

	Banc of America Commercial Mortgage Trust,
16,221,760	Series 2006-5-AJ	5.48%		09/10/2047	14,379,033
4,500,000	Series 2007-4-AJ	6.02%	#	02/10/2051	4,634,406

	COBALT Commercial Mortgage Trust,
11,261,320	Series 2007-C2-AJFX	5.57%	#	04/15/2047	11,351,681

	Credit Suisse Mortgage Capital Certificates,
17,090,000	Series 2006-C3-AJ	5.79%	#	06/15/2038	17,064,920
4,500,000	Series 2008-C1-AJ	5.98%	#^	02/15/2041	4,658,720

	Extended Stay America Trust,
7,773,148	Series 2013-ESHM-M	7.63%	^	12/05/2019	8,000,456

	JP Morgan Chase Commercial Mortgage Securities Corporation,
4,100,000	Series 2003-C1-F	6.18%	#^	01/12/2037	4,125,635
5,934,343	Series 2013-JWMZ-M	6.16%	#^	04/15/2018	6,021,746

	LB-UBS Commercial Mortgage Trust,
4,308,000	Series 2006-C6-C	5.48%	#	09/15/2039	4,227,496
23,490,000	Series 2007-C1-AJ	5.48%		02/15/2040	24,249,232

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
19,068,000	Series 2006-1-B	5.75%	#	02/12/2039	18,174,187

	Morgan Stanley Capital, Inc.,
10,000,000	Series 2007-IQ13-AJ	5.44%		03/15/2044	9,817,465

	Wachovia Bank Commercial Mortgage Trust,
21,600,000	Series 2007-C33-AJ	5.95%	#	02/15/2051	22,476,593
3,937,000	Series 2007-C33-B	5.95%	#	02/15/2051	3,939,522

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $151,833,317)				153,121,092

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.5%

	Banc of America Mortgage Securities, Inc.,
8,551,399	Series 2007-1-1A26	6.00%		03/25/2037	8,111,199

	BCAP LLC Trust,
33,197,961	Series 2007-AA2-2A2	6.00%	#	04/25/2037	29,132,838
8,022,619	Series 2012-RR11-4A3	9.83%	#^	03/26/2037	5,728,420
11,620,140	Series 2012-RR11-9A3	13.01%	#^	07/26/2037	10,273,211

	CitiMortgage Alternative Loan Trust,
21,044,777	Series 2006-A3-1A9	6.00%		07/25/2036	18,936,848

	Countrywide Home Loans,
9,723,738	Series 2005-J14-A8	5.50%		12/25/2035	8,643,528
6,578,750	Series 2006-J4-2A2	6.00%		07/25/2036	5,356,622
6,181,366	Series 2006-17-A2	6.00%		12/25/2036	5,660,011
9,043,699	Series 2007-14-A1	5.00%		09/25/2037	8,407,158

	Credit Suisse Mortgage Capital Certificates,
9,136,488	Series 2006-7-7A7	6.00%		08/25/2036	8,304,456

	First Horizon Alternative Mortgage Securities,
8,283,591	Series 2006-FA6-2A5	6.25%		11/25/2036	7,261,347

	JP Morgan Resecuritization Trust,
14,462,798	Series 2009-4-2A2	6.00%	^	07/26/2037	13,238,198

	Nomura Home Equity Loan, Inc.,
14,450,765	Series 2007-1-1A3	5.99%	#	02/25/2037	8,633,277

	PFCA Home Equity Investment Trust,
22,025,518	Series 2002-IFC2-A	4.01%	#^	10/22/2033	20,099,230
51,912,548	Series 2003-IFC3-A	4.62%	#^	08/22/2034	50,411,486
54,560,733	Series 2003-IFC4-A	4.05%	#^	10/22/2034	51,909,867

	Residential Accredit Loans, Inc.,
9,334,254	Series 2006-QA8-A1	0.34%	#	09/25/2036	6,943,351

	Securitized Asset Backed Receivables LLC Trust,
18,948,747	Series 2006-NC1-A3	0.42%	#	03/25/2036	14,325,442

	Structured Asset Securities Corporation,
16,899,845	Series 2005-15-3A1	5.08%	#	08/25/2035	17,464,004

	TBW Mortgage-Backed Pass-Through Certificates,
7,211,112	Series 2006-1-1A1	5.50%		04/25/2036	6,239,623

	Wachovia Mortgage Loan Trust,
6,758,656	Series 2007-A-4A1	6.10%	#	03/20/2037	6,382,091

	Wells Fargo Alternative Loan Trust,
3,524,257	Series 2007-PA2-1A1	6.00%		06/25/2037	3,416,212

	Wells Fargo Mortgage Backed Securities Trust,
23,009,162	Series 2007-8-1A22	6.00%		07/25/2037	22,577,867

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $344,126,340)				337,456,286

US CORPORATE BONDS 22.9%
17,610,000	Affinia Group, Inc.	7.75%	‡	05/01/2021	19,106,850
15,000,000	Alere, Inc.	6.50%	‡	06/15/2020	15,825,000
7,478,000	American Axle & Manufacturing, Inc.	6.63%	‡	10/15/2022	8,141,672
10,000,000	Athlon Holdings LP	7.38%	^‡	04/15/2021	10,700,000
13,550,000	BMC Software Finance, Inc.	8.13%	^	07/15/2021	14,329,125
475,000	Cloud Peak Energy Resources LLC	6.38%		03/15/2024	489,250
10,164,000	CrownRock LP	7.13%	^‡	04/15/2021	10,824,660
9,900,000	Dana Holding Corporation	6.00%	‡	09/15/2023	10,357,875
10,865,000	Energy XXI Gulf Coast, Inc.	7.50%	^	12/15/2021	11,435,413
20,000,000	Expo Event Transco, Inc.	9.00%	^‡	06/15/2021	20,500,000
2,000,000	Frontier Communications Corporation	8.50%		04/15/2020	2,335,000
2,225,000	Goodyear Tire & Rubber Company	7.00%		05/15/2022	2,480,875

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,200,000	Gray Television, Inc.	7.50%	‡	10/01/2020	5,668,000
14,960,000	HD Supply, Inc.	7.50%	‡	07/15/2020	16,399,900
15,097,000	Hexion Finance Corporation	6.63%	‡	04/15/2020	15,700,880
10,638,000	IASIS Healthcare LLC	8.38%	‡	05/15/2019	11,409,255
20,000,000	Iron Mountain, Inc.	5.75%	‡	08/15/2024	19,575,000
20,000,000	Legacy Reserves LP	6.63%	‡	12/01/2021	20,050,000
13,967,000	Memorial Production Partners LP	7.63%	^‡	05/01/2021	14,805,020
2,500,000	Memorial Production Partners LP	7.63%		05/01/2021	2,650,000
3,111,000	MGM Resorts International	6.63%	‡	12/15/2021	3,425,989
2,668,000	Milacron LLC	7.75%	^	02/15/2021	2,894,780
3,000,000	NuStar Logistics LP	6.75%		02/01/2021	3,258,750
15,000,000	Nuveen Investments, Inc.	9.50%	^‡	10/15/2020	16,050,000
10,930,000	Pantry, Inc.	8.38%	‡	08/01/2020	11,859,050
15,000,000	Penn Virginia Resource Partners LP	6.50%	‡	05/15/2021	16,087,500
6,600,000	Plastipak Holdings, Inc.	6.50%	^‡	10/01/2021	6,954,750
2,533,000	QR Energy LP	9.25%		08/01/2020	2,722,975
19,647,000	Regal Entertainment Group	5.75%	‡	02/01/2025	19,303,178
1,925,000	Regency Energy Partners LP	5.88%		03/01/2022	2,002,000
20,000,000	Reynolds Group Issuer LLC	8.25%	‡	02/15/2021	21,925,000
12,000,000	RR Donnelley & Sons Company	7.88%	‡	03/15/2021	13,800,000
5,000,000	RR Donnelley & Sons Company	6.50%		11/15/2023	5,306,250
4,210,000	Safway Group Holding LLC	7.00%	^	05/15/2018	4,504,700
4,860,000	Sanchez Energy Corporation	7.75%	^	06/15/2021	5,212,350
20,000,000	Select Medical Corporation	6.38%	‡	06/01/2021	20,400,000
15,231,000	Seminole Hard Rock Entertainment, Inc.	5.88%	^‡	05/15/2021	15,421,387
15,000,000	SLM Corporation	7.25%	‡	01/25/2022	16,593,750
17,987,000	Southern Graphics, Inc.	8.38%	^‡	10/15/2020	19,201,122
5,000,000	Summit Midstream Holdings LLC	7.50%	^‡	07/01/2021	5,375,000
20,000,000	SUPERVALU, Inc.	6.75%	‡	06/01/2021	20,375,000
11,000,000	US Coatings, Inc.	7.38%	^‡	05/01/2021	12,017,500
20,000,000	WCI Communities, Inc.	6.88%	^‡	08/15/2021	20,800,000
14,265,000	WMG Acquisition Corporation	6.75%	^	04/15/2022	14,425,481
20,000,000	Woodside Homes Company LLC	6.75%	^‡	12/15/2021	20,450,000

	Total US Corporate Bonds (Cost $518,240,545)				533,150,287

US GOVERNMENT / AGENCY MORTGAGE BACKED OBLIGATIONS 10.4%

	Federal Home Loan Mortgage Corporation,
26,702,217	Series 3631-SJ	6.09%	# I/F I/O	02/15/2040	3,789,771
47,813,947	Series 3770-SP	6.35%	# I/F I/O	11/15/2040	6,188,942
65,862,076	Series 3980-SX	6.35%	# I/F I/O	01/15/2042	12,337,422
11,418,271	Series 4203-US	5.77%	# I/F	05/15/2033	9,362,972
19,733,058	Series 4212-NS	5.21%	# I/F	06/15/2043	16,082,148
11,171,270	Series 4236-SC	11.59%	# I/F	08/15/2043	11,442,310

	Federal National Mortgage Association,
13,223,474	Series 2006-83-SH	6.41%	# I/F I/O	09/25/2036	2,234,442
23,723,896	Series 2007-22-S	6.60%	# I/F I/O	03/25/2037	3,730,390
51,873,272	Series 2010-123-SK	5.90%	# I/F I/O	11/25/2040	10,040,165
5,211,295	Series 2012-140-SC	7.61%	# I/F	12/25/2042	4,578,566
66,697,593	Series 2012-52-PS	6.43%	# I/F I/O	05/25/2042	11,761,360
20,158,846	Series 2013-111-US	11.32%	# I/F	11/25/2043	20,390,590
26,313,366	Series 2013-55-US	5.77%	# I/F	06/25/2043	22,069,583
59,775,850	Series 2013-58-KS	5.69%	# I/F	06/25/2043	46,431,041
29,069,121	Series 2013-58-SC	5.77%	# I/F	06/25/2043	23,200,441

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2014

PRINCIPAL AMOUNT/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
41,911,146	Series 2013-64-SH	5.77%	# I/F	06/25/2043	32,288,733
5,896,932	Series 2013-82-SB	11.32%	# I/F	08/25/2043	5,963,662

	Total US Government / Agency Mortgage Backed Obligations (Cost $274,247,543)				241,892,538

SHORT TERM INVESTMENTS 1.1%
26,755,394	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦		26,755,394

	Total Short Term Investments (Cost $26,755,394)				26,755,394

	Total Investments 143.5% (Cost $3,416,215,873)				3,342,942,637
	Liabilities in Excess of Other Assets (43.5)%				(1,014,040,275)

	NET ASSETS 100.0%				$2,328,902,362

SECURITY TYPE BREAKDOWN as % of Net Assets
Foreign Corporate Bonds	66.6%
US Corporate Bonds	22.9%
Non-Agency Residential Collateralized Mortgage Obligations	14.5%
Bank Loans	14.2%
US Government / Agency Mortgage Backed Obligations	10.4%
Collateralized Loan Obligations	7.2%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Short Term Investments	1.1%
Other Assets and Liabilities	(43.5)%

100.0%

#	Variable rate security. Rate disclosed as of March 31, 2014.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by DoubleLine Capital LP (the “Adviser”), unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2014, the value of these securities amounted to $893,886,945 or 38.4% of net assets.

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates

&	Unfunded loan commitments

♦	Seven-day yield as of March 31, 2014

‡	All or partial amount segregated for the benefit of the counterparty as collateral for line of credit.

†	Perpetual Maturity

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited)

COUNTRY BREAKDOWN as a % of Net Assets:
United States	76.9%
Brazil	13.5%
Russia	10.6%
Mexico	9.1%
Peru	7.4%
Colombia	5.6%
Chile	3.2%
Guatemala	3.0%
Dominican Republic	2.9%
India	2.3%
Jamaica	1.9%
China	1.6%
El Salvador	1.0%
Luxembourg	0.9%
Paraguay	0.7%
Canada	0.7%
Hungary	0.6%
Costa Rica	0.5%
Belgium	0.5%
Israel	0.2%
Ireland	0.2%
Croatia	0.1%
Barbados	0.1%
Other Assets and Liabilities	(43.5)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	17.5%
Non-Agency Residential Collateralized Mortgage Obligations	14.5%
US Government / Agency Mortgage Backed Obligations	10.4%
Oil and Gas	9.2%
Building and Development	7.5%
Chemicals/Plastics	7.2%
Collateralized Loan Obligations	7.2%
Non-Agency Commercial Mortgage Backed Obligations	6.6%
Telecommunications	6.5%
Consumer Products	5.0%
Retail	4.6%
Mining	4.1%
Business Equipment and Services	3.8%
Utilities	3.2%
Automotive	3.1%
Construction	3.0%
Transportation	2.9%
Health Care	2.7%
Hotels/Motels/Inns and Casinos	2.7%
Conglomerates	2.5%
Financial Intermediaries	2.3%
Media	2.1%
Containers and Glass Products	2.0%
Finance	1.3%
Electronics/Electric	1.2%
Leisure	1.2%
Short Term Investments	1.1%
Beverage and Tobacco	1.1%
Real Estate	1.0%
Pulp & Paper	1.0%
Energy	0.9%
Food/Drug Retailers	0.9%
Software	0.8%
Insurance	0.6%
Publishing	0.4%
Cosmetics/Toiletries	0.4%
Drugs	0.3%
Industrial Equipment	0.3%
Retailers (other than Food/Drug)	0.2%
Machinery and Tools	0.1%
Clothing Textiles	0.1%
Other Assets and Liabilities	(43.5)%

100.0%

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2014

ASSETS
Investments in Securities, at Value*	$3,316,187,243
Short-term Securities*	26,755,394
Interest and Dividends Receivable	52,187,483
Receivable for Investments Sold	34,858,431
Prepaid Expenses and Other Assets	46,825
Total Assets	3,430,035,376

LIABILITIES
Loan Payable	1,040,000,000
Payable for Investments Purchased	55,734,540
Investment Advisory Fees Payable	2,839,661
Payable to Broker	1,339,496
Administration, Fund Accounting and Custodian Fees Payable	872,567
Accrued Expenses	345,030
Transfer Agent Expenses Payable	1,720
Total Liabilities	1,101,133,014
Net Assets	$2,328,902,362

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,413,908,995
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(2,311,191)
Accumulated Net Realized Gain (Loss) on Investments	(9,423,219)
Net Unrealized Appreciation (Depreciation) on Investments in Securities	(73,273,236)
Net Assets	$2,328,902,362

*Identified Cost:
Investments in Securities	$3,389,460,479
Short-term Securities	$26,755,394

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	$101,349,841
Net Asset Value, Offering and Redemption Price per Share	$22.98

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	15

Statement of Operations	(Unaudited) For the Six Months Ended March 31, 2014

INVESTMENT INCOME
Income:
Interest	113,741,430
Total Investment Income	113,741,430
Expenses:
Investment Advisory Fees	16,672,409
Administration, Fund Accounting and Custodian Fees	2,631,212
Interest Expense	5,117,367
Professional Fees	207,557
Trustees' Fees and Expenses	79,993
Shareholder Reporting Expenses	74,890
Insurance Expenses	30,406
Registration Fees	17,735
Miscellaneous Expenses	3,355
Transfer Agent Expenses	2,839
Total Expenses	24,837,763

Net Investment Income (Loss)	88,903,667

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investments in Securities	4,900,488
Net Change in Unrealized Appreciation (Depreciation) on:
Investments in Securities	72,330,876
Net Realized and Unrealized Gain (Loss)	77,231,364

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	166,135,031

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013[1]

OPERATIONS
Net Investment Income (Loss)	$88,903,667	$55,532,973
Net Realized Gain (Loss)	4,900,488	(9,933,471)
Net Change in Unrealized Appreciation (Depreciation)	72,330,876	(145,604,112)
Net Increase (Decrease) in Net Assets Resulting from Operations	166,135,031	(100,004,610)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(91,214,858)	(59,923,209)
Return of Capital	—	(879,848)

Total Distributions to Shareholders	(91,214,858)	(60,803,057)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	2,414,789,856

Total Increase (Decrease) in Net Assets	$74,920,173	$2,253,982,189

NET ASSETS
Beginning of Period	$2,253,982,189	$—
End of Period	$2,328,902,362	$2,253,982,189

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(2,311,191)	$—

[1]	The Fund commenced operations on April 26, 2013.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	17

Statement of Cash Flows	(Unaudited) For the Six Months Ended March 31, 2014

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$166,135,031
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long-term Securities	(856,799,521)
Proceeds from Disposition of Long-term Securities	811,695,919
Net (Purchases of) Proceeds from Disposition of Short-term Securities	26,175,480
Net Amortization (Accretion) of Premiums/Discounts	3,185,052
Net Realized (Gain) Loss on:
Investments in Securities	(4,900,488)
Net Change in Unrealized (Appreciation) Depreciation of Investments in Securities	(72,330,876)
(Increase) Decrease in:
Receivable for Investments Sold	(12,331,194)
Receivable for Interest and Dividends	(2,165,959)
Prepaid Expenses and Other Liabilities	(16,256)
Increase (Decrease) in:
Payable for Investments Purchased	7,330,950
Payable to Advisor	155,760
Payable to Broker	(243,417)
Accrued Expenses and Other Liabilities	(892,505)
Administration, Fund Accounting and Custodian Fees Payable	(410,387)
Transfer Agent Expenses Payable	(1,764)
Net Cash Provided By (Used In) Operating Activities	64,585,825

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	40,000,000
Due to Custodian	(13,370,967)
Cash Dividends Paid to Common Stockholders	(91,214,858)
Net Cash Provided By (Used In) Financing Activities	(64,585,825)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$—
Cash paid for interest on loan outstanding	$5,117,367

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Six Months Ended March 31, 2014 (Unaudited)	Period Ended September 30, 2013¹

Net Asset Value, Beginning of Period	$22.24	$23.83 [6]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.88	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	0.76	(1.55)
Total from Investment Operations	1.64	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.90)	(0.59)
Distributions from Net Realized Gain	—	(0.01)
Return of Capital	—	—
Total Distributions	(0.90)	(0.60)

Net Asset Value, End of Period	$22.98	$22.24
Market Price, End of Period	$21.22	$21.95
Total Investment Return[4,5]	0.87%	(9.73% )

Supplemental Data:
Net Assets, End of Period (000’s)	$2,328,902	$2,253,982
Ratios to Average Net Assets:
Expenses[2]	2.17%	1.74%
Net Investment Income[2]	7.78%	5.71%
Portfolio Turnover Rate[5]	24.45%	5.31%

[1]	The Fund commenced operations on April 26, 2013
[2]	Annualized.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Not Annualized.
[6]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2014	19

Notes to Financial Statements	(Unaudited)

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values would be categorized as Level 3.

Fixed-income class	Examples of Standard Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
US and foreign corporate bonds and notes	Standard inputs and underlying equity of the issuer
Bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; mortgage-backed; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Quotations from dealers and trading systems

Investments in registered open-end management investment companies will be valued based upon the Net Asset Values (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2014, the Fund did not hold any investments in private investment funds.

Short-term debt investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, futures, or swaps agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. As of March 31, 2014, the fund had no outstanding reverse repurchase agreements.

20	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2014

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2014, the Fund did not hold securities fair valued by the Valuation Committee.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2014:

Valuation Inputs
Investments in Securities
Level 1
Money Market Funds	$26,755,394
Total Level 1	26,755,394
Level 2
Foreign Corporate Bonds	1,551,104,853
US Corporate Bonds	533,150,287
Bank Loans	331,986,299
Non-Agency Residential Collateralized Mortgage Obligations	308,216,457
US Government / Agency Mortgage Backed Obligations	241,892,538
Collateralized Loan Obligations	167,475,888
Non-Agency Commercial Mortgage Backed Obligations	153,121,092
Total Level 2	3,286,947,414
Level 3
Non-Agency Residential Collateralized Mortgage Obligations	29,239,829
Total Level 3	29,239,829
Total	3,342,942,637

See	the Schedule of Investments for further disaggregation of investment categories.
[1]	There were no transfers into and out of Level 1, 2 and 3 during the period ended March 31, 2014

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 9/30/13	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 3/31/14	Net Change in Unrealized Appreciation (Depreciation) on Securities Held at 3/31/14[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$28,457,259	$36,555	$(234,380)	$509,848	$854,623	$(384,076)	$—	$—	$29,239,829	$(234,380)

Total	$28,457,259	$36,555	$(234,380)	$509,848	$854,623	$(384,076)	$—	$—	$29,239,829	$(234,380)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2014 may be due to a security that was not held or categorized as Level 3 at either period end.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/14*	Valuation Techniques	Unobservable Input	Input Values
Non-Agency Residential Collateralized Mortgage Obligations	$29,239,829	Market Comparables	Market Quotes	$60.30 - $96.56

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

Semi-Annual Report	March 31, 2014	21

Notes to Financial Statements (Cont.)	(Unaudited)

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statements of operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s net asset value will not be calculated on the days on which the NYSE is closed for trading or on days when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2014, these commitments had a market value of $498,622 and are disclosed in the accompanying Schedule of Investments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2014, the Fund had outstanding bridge loan commitments of $6,650,000 that are not disclosed in the Schedule of Investments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owns 4,494 shares of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the six months ended March 31, 2014, purchases and sales of investments, excluding short-term securities, were $841,423,492 and $805,755,226, respectively. There were no transactions in long-term U.S. Government securities (defined as U.S. Treasury bills, notes and bonds) during the period.

22	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2014

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund were as follows:

	Six Months Ended March 31, 2014	Period Ended September 30, 2013
Distributions paid from:
Ordinary Income	$91,214,858	$59,923,209
Return of Capital	—	879,848
Total Distributions Paid	$91,214,858	$60,803,057

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2013.

The cost basis of investments for federal income tax purposes as of March 31, 2014 was as follows:

Tax Cost of Investments	$3,416,216,036
Gross Tax Unrealized Appreciation	42,755,998
Gross Tax Unrealized Depreciation	(116,029,397)
Net Tax Unrealized Appreciation	$(73,273,399)

As of September 30, 2013, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Depreciation	$(145,604,275)
Undistributed Ordinary Income	—
Total Distributable Earnings	—
Other Accumulated Losses	(14,323,544)
Total Accumulated Losses	$(159,927,819)

As of September 30, 2013, the Fund had no available capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2013, the Fund deferred, on a tax basis, qualified late year losses of $14,323,544.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to paydown losses. For the period ended September 30, 2013, the following table shows the reclassifications made to the Fund:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$5,270,084	$(4,390,236)	$(879,848)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2014		Period Ended September 30, 2013
	Shares	Amount	Shares	Amount
Shares Sold	—	$—	101,304,188	$2,413,762,211
Reinvested Dividends	—	—	45,653	1,027,645
	—	$—	101,349,841	$2,414,789,856
Beginning Shares	101,349,841		—
Ending Shares	101,349,841		101,349,841

Semi-Annual Report	March 31, 2014	23

Notes to Financial Statements (Cont.)	(Unaudited)

7.  Trustees’ Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees and expenses of $79,993 from the Fund during the six months ended March 31, 2014. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund records an investment when the borrower withdraws money and records the interest as earned. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

Bank of America Merrill Lynch (BAML) has made available to the Fund a committed credit facility to add leverage to the Fund’s portfolio. Borrowings under this credit facility bear interest at one month USD LIBOR plus 0.80%, which increases to one month USD LIBOR plus 1.00% effective May 30, 2014. BAML may terminate the credit facility at any time upon 180 days’ prior written notice to the Fund or upon such shorter notice period as mutually agreed upon in writing by the parties. For the six months ended March 31, 2014, the interest rate was 0.96%.

As of March 31, 2014, the Fund’s credit facility activity is as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense
$1,100,000,000	$1,050,240,000	$1,095,000,000	$5,117,367

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s net asset value, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries.

•	issuer non-diversification risk: The Fund is a “non-diversified” investment company and therefore may invest a greater percentage of its assets in the securities of a single issuer or a limited number of issuers than funds that are “diversified.” Accordingly, the Fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	interest rate risk: Interest rate risk is the risk that debt obligations and other instruments in the Fund’s portfolio will decline in value because of increases in market interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree.

•

emerging markets risk:  Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency

24	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2014

blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.

•	loan risk: Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•	high yield risk (“junk bonds”): Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments than are the prices of higher grade securities.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

11.  Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	March 31, 2014	25

Federal Tax Information	(Unaudited)

For the fiscal year ended September 30, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly) as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2013 was as follows:

Dividends Received Deduction	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2013 was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the Fund was as follows:

Qualified Interest Income	52.38%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Additional Information Regarding the Fund’s Investment Activities

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

26	DoubleLine Income Solutions Fund

Information About Proxy Voting	(Unaudited)

Information about how the Fund voted proxies relating to portfolio securities held during the most recent 12 month period ended June 30 is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 27, 2014 for shareholders of record as of the close of business on December 20, 2013 to re-elect John C. Salter, a Class I trustee nominee, for the Fund. The nominee was elected with 83,324,327 affirmative votes and 1,639,458 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari, Raymond B. Woolson and Ronald R. Redell.

Semi-Annual Report	March 31, 2014	27

Dividend Reinvestment Plan	(Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

28	DoubleLine Income Solutions Fund

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	March 31, 2014	29

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive,

Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Ste 1200

Costa Mesa, Ca 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

info@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Income Solutions Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/27/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/27/14

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date	5/27/14

*	Print the name and title of each signing officer under his or her signature.